Exhibit 99.1
USA Mobility, Inc. Investor Day May 16, 2007

Safe Harbor Statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to USA Mobility's future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company's estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. USA Mobility's actual results could differ materially from those anticipated in these forward-looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our first quarter 2007 Form 10-Q and our 2006 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that USA Mobility assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Non-GAAP Financial Measures In this presentation USA Mobility references non-GAAP financial measures as defined by Regulation G adopted by the Securities and Exchange Commission such as "EBITDA". These measures are used by financial analysts and institutions for evaluating the performance of companies in our industry. Our management uses these measures as a basis for assessing operating efficiency, overall financial performance and profitability. USA Mobility has provided a reconciliation of these measures to the most directly comparable GAAP measure in our May 9, 2007 earnings release which is contained in your information packets. EBITDA (Earnings before interest, taxes, depreciation, amortization and accretion) is defined as operating income, plus the add back of depreciation, amortization and accretion. A reconciliation for EBITDA is included in our press release.

Topics Covered Today Company Overview Background Our customers Our operating strategy 2007 Tactical Focus Sales Marketing Operations Results & Trends Q1 2007 Annualized Trends Guidance Wrap Up Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines Managing between the lines

Background - USA Mobility Nationwide wireless sales and service Headquartered in Alexandria, VA Eight operating regions Major Operations Hub in Plano, TX Largest provider of local, regional and nationwide one-way and two-way narrowband wireless messaging services As of March 31, 2007, we serve 3.9 million subscribers on a national basis We are a profitable, cash flow positive, debt-free company Including our recent special cash distribution announcement we will have returned a total of $202.6 million in capital or $7.45 per share to our stockholders *$'s Returned in millions. (1st half)

Our Executive Management Team Jim Boso Executive Vice President Sales Mark Garzone Executive Vice President Marketing Scott Tollefsen General Counsel and Secretary Tom Schilling Chief Financial Officer and Treasurer Peter Barnett Chief Operating Officer Vince Kelly President and Chief Executive Officer

Focused on providing wireless products and solutions to Healthcare, Government and Enterprise organizations Our customer relationships and distribution capabilities allow us to Solve customers' wireless communications needs Combining expertise with proven technology, applications & wireless devices Our Products and Services We are committed to creating value for our customers Delivering critical messaging that's fast, accurate and reliable Providing unified communications and unmatched service response Generating increased profits and efficiency with affordable solutions

Our Customers Direct subscribers represent 88% of our total customer base Healthcare customers account for 38% of our direct base and exhibit a relatively stable base Government & Large Enterprise customers comprise 20% & 16% respectively of our direct base, and have better subscriber retention characteristics than Other Direct and Indirect channels 1Q07 Total Subscribers 3.912 million 1Q07 Direct Subscribers 3.442 million 3.442 million 3.442 million 3.442 million 3.442 million 3.442 million 3.442 million

Challenge Deliver optimal patient care and reduce critical response time by improving communications Solution Private Medical Messaging Network integrated with eNotify Call-Handling system for immediate, simplified messaging Benefits 99.9% system availability Immediate throughput for code messaging Enhanced operational efficiencies through centralized messaging system for health system Single database for all messaging devices USA Mobility Makes a Difference - Healthcare Advantage Major healthcare organization gained competitive edge in the way they operate their business and treat their patients in a cost effective manner

USA Mobility Makes a Difference - Government Challenge County Government Emergency Central Communications experiencing device failures, system latency, emergency message delays and unresponsive service Solution Switch to USA Mobility's alpha- numeric messaging service Benefits Improved device experience Increased reliability & throughput of network especially during peak call volume times Timely & responsive customer service Advantage ". . . there isn't one aspect of our service that hasn't improved. The hardware you have provided to us has held up better, the internet gateway has been very reliable, and the customer service has been extraordinary!" May 2007

Challenge Provide petrochemical hazmat & emergency response teams with highly reliable, critical response communications across multiple platforms and device types Solution Cost effective alpha & two-way messaging services and Message Carbon Copy feature to alert cell phones and BlackBerry devices Benefits Group messaging to quickly and efficiently reach emergency response teams Ability to deliver alerts and instructions generated from event management software Intrinsically safe for use in potentially dangerous environments USA Mobility Makes a Difference - Large Enterprise Advantage Leading Petrochemical Company gains cost effective solution and proven technology to rapidly mobilize emergency response assets Reduces risk, keeping what could be a major disaster in check

Competitive Advantage - Scale Our networks are significantly larger than those of our competitors - in fact many of our competitors actually pay us to put their customers on our networks! Our customer base, customer service and sales force are the largest and most diverse in the industry - our people are the best! We are the clear industry leader with the scale to drive the lowest and most sustainable cost structure in our sector! Source: Management estimates. Source: Management estimates. U.S. Public Paging Industry - Year-end 2006

New York "Lights Out" New York "Lights Out" Coverage with transmitter sites on commercial power. Coverage with transmitter sites on generator power.

Carrier Grade Network Operations Redundant core network infrastructure with diversity for: WAN/LAN Messaging switches Power Satellite uplinks 24/7 network monitoring Disaster response plans Backup terminals, generators COWs (Coverage-on-wheels) Nationwide team of field technicians Nationwide team of field technicians Nationwide team of field technicians Nationwide team of field technicians Nationwide team of field technicians Service and support Dedicated support channel for medical and government accounts Network engineering support team Own and operate two satellite uplink facilities Network Operations Centers in Plano, TX and Stockton, CA

USA Mobility Video Video is available for viewing at our Website: www.usamobility.com on the Investor Relations page

USA Mobility executes a Free Cash Flow "FCF" based operating strategy supported by three primary efforts: 1) high service levels to existing customers; 2) focus on selling and marketing; 3) cost efficiencies We have focused our sales and service efforts around our "core" users We have targeted those users who benefit the most from the three principal benefits of USA Mobility's products & services: Substantially lower costs, significant reliability, reliable network coverage Operating Strategy

Our Strategy Has Worked To Date! *Quarterly cash flow depicted is calculated as the difference between the Company's beginning and ending cash balance for the quarter adjusted to exclude debt repayment and cash distributions to shareholders. cash balance for the quarter adjusted to exclude debt repayment and cash distributions to shareholders. cash balance for the quarter adjusted to exclude debt repayment and cash distributions to shareholders. $'s in millions Revenue Free Cash Flow* *Free Cash Flow is net cash provided by Operations less Capital Expenses and other.

Mission Statement Our mission remains simple and straightforward: "USA Mobility will operate a selling and marketing company focused on serving the wireless communications needs of our customers while operating an efficient, profitable and free cash flow based business strategy with the goal of returning capital to our stockholders. We believe paging and narrowband PCS messaging will continue to be a viable alternative for customers who want reliable communications devices, with superior coverage characteristics at a fraction of the cost of broadband."

2007 Tactical Focus - Operating Cash Flow Sales Revenue opportunities Sales productivity Optimizing sales effectiveness Marketing Vertical initiatives Solutions Care Operations Service delivery Network rationalization Low cost operating platform

Sales Focus on Revenue . . . Revenue Per Unit and Units in Service Solutions based sales - stressing the value of Paging One source for wireless solutions suite Sales assets deployed to maximize return High probability, targeted segments and new business opportunity Cross-sell / up-sell opportunities with existing customers Healthcare Significant opportunities to save lives, reduce critical response times, improve patient care, HIPAA compliance & JCAHO scores Government - First Responder State, local and national attention Emergency notification largest area of impact Large Enterprise National accounts - Fortune 1000 focus Value reliable wide area coverage at a lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions lower cost than alternative solutions

Sales Structure Northwest Region New England Region Mid-Atlantic Region Great Lakes Region Southeast Region Gulf Coast Region Central Region So. California Region

Sales Sales productivity Other revenue opportunities Rate increases, feature sets, indirect distribution

Optimizing Sales Effectiveness Alignment of target, capabilities and sales focus Four keys Sourcing talent Targeted marketing Training - skill development - coaching - reinforcement Measure, Measure, Measure!

Marketing Focus Driving more Revenue from our Best Opportunities Healthcare Government Large Enterprise Disciplined focus on Key Segments Positioning of the Value Proposition USMO Solutions Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message Focused Message

Consistent Brand Positioning

Customer Solutions Business Solutions - Private Medical Messaging Network - The First Responder Network Paging is still highly reliable communications for businesses, healthcare and government organizations

Responding to the Needs of Key Segments 900 MHz Coaster Pagers For better patient flow and notifications in Hospitals and Clinics New Universal Messaging Platform Web Based Communications Product used for mass communications to staff and outside entities or agencies. Messages are sent to every device set up in a user's profile and can be launched from the web or a hand-held device Sherloc LBS Wide-Area Location Based Service used in tracking rolling assets (vehicles, heavy equipment etc) as well as covertly tracking packages (suspects, banking assets, shipment etc) Weatherbug Protect Notification of specific and severe weather alerts for use emergency management situations

Transforming Customer Care Focus in 2005 & 2006 was to decrease cost per transaction and increase overall quality of service Carrier grade customer service with an increased focus on retention of customer relationships Centralized Retention Effort Major priority is to save paging units in service Retain revenue by cross-sell and up-sell opportunities

"One Source for Wireless" Capitalize on every opportunity to sell our customers on our full suite of products Enhance customer touch points and refine all customer communication Expansion of self service capabilities through "My Account"

Key Segment Promotions Healthcare trade periodicals "One Source" Ad Private Medical Messaging System Ad First Responder Ad ACEP News Trade Ads

Online Customer and Prospect Marketing Online Customer and Prospect Marketing Leverage Web Traffic - 470,000 Average Visits Per Month

Operations - Improving Service Delivery to Customers Our long-term focus continues to be on improving operational effectiveness for customers and maximizing efficiencies Allows us to manage cost out of the business Total operating expense* reductions 2005 vs. 2004 pro forma - $106.9 million** or 19% 2006 vs. 2005 - $102.8 million or 22% Our top three costs are headcount, site rent for our transmitters and telco costs We continually measure to strive for best balance between quality of service delivery and cost *Total Operating Expense excluding Depreciation, Amortization & Accretion. **Includes $9 million of non-recurring merger related expense that flowed through 2004 pro forma G&A expense. 1Q07

Network Rationalization Rationalization is a strategic plan to optimize service delivery by maximizing network & frequency resources, enhancing coverage & reliability and creating long-term cost efficiencies across our RF networks Site Rent Expense is directly related to the number of transmitter systems (paging network) and the number of transmitters per system within a given geographic market Site Rent Savings is achieved through the justification of the number of systems by the number of customers and their usage in each market and our customers' requirements for the associated coverage of where most people conduct business and travel within a market

Network Consolidation - Example The network on the left will be consolidated into the larger network on the right, resulting in increased coverage

Improved Service Area Overlay reflects the additional coverage in the light green area Customers that have moved from a deconstructed network to a "Go-To" frequency have typically gained a larger coverage footprint

Customer Confirmation Major hospital account in our Central Region: "I was especially pleased with the results of our upgrade in the frequency project of moving from the 100MHz (pocsag) system to the 900MHz flex system, as well as the implementation of the Coaster devices for our clinics. The frequency change has improved our staff response time and has given us a much larger coverage footprint. Similarly, the Coaster devices have increased our efficiencies in the waiting rooms of our busy hospital-based clinics."

2006 Network Rationalization Results We ended 2006 with 13,541 transmitters in service Site builds to support VHF/UHF rationalization were minimized to control churn

2007 Planned Transmitter Activity Accelerating the majority of 2007 reductions into Q1-Q3 will allow some 2008 plans to be pushed into Q4-07 The updated forecast should be complete by early Q3

Site Lease Plan - From August 2006 Investor Presentation Site Lease Plan - From August 2006 Investor Presentation Actual 2006 Total End of Year Active Transmitters was 13,541. Forecast

Strong First Quarter 2007 Performance Annual rate of subscriber erosion continues to improve . . . 15.6 percent Lowest annual rate of revenue decline . . . 17.3 percent Lowest quarterly rate of paging revenue decline in our history . . . 3.3 percent Total operating expenses are the lowest as percent of revenue in our history . . . 68.5 percent Operating cash flow margin is highest ever for USA Mobility . . . 26.9 percent Operating cash flow margin = EBITDA less Capital Expense as a percent of Revenue. Note: Total Operating Expense excluding Depreciation, Amortization & Accretion.

Subscriber Results Continue to Improve Note: Assumes Arch and Metrocall combined as of January 1, 2004. Subscribers in 000's Subscriber Erosion Improving Subscriber Erosion Improving

Revenue Decline Has Slowed $'s in millions -22.7% -22.4% -18.6% -19.3% -19.1% -21.3% -17.3% -20.6% -20.3% Yr Over Yr % Change Note: Assumes Arch and Metrocall combined as of January 1, 2004.

Strong Operating Expense Management $'s in millions Note: Total Operating Expense excluding Depreciation, Amortization & Accretion. % of Revenue % of Revenue

Service, Rent & Maintenance Expense Note: SR&M Expense consists of technical expenses primarily site rents, telco, repair & maintenance for pagers & field network equipment and technical & engineering payroll related expenses. $'s in millions % of Revenue % of Revenue

Selling & Marketing Expense Note: S&M Expense consists primarily of salaries & commissions for our sales and marketing professionals. $'s in millions % of Revenue % of Revenue

General & Administrative Expense Note: G&A Expense represents costs primarily for customer service, inventory & fulfillment, IT, finance & accounting, HR and other administrative functions. $'s in millions % of Revenue % of Revenue

Staffing History and Headcount Merger Note: Payroll Related $'s in millions; excluding stock-based compensation.

Quarterly Capital Expense Note: Capital Expense primarily consists of purchases for paging devices and also network infrastructure and technical equipment. $'s in millions

Operating Cash Flow Remains Strong Note: Operating Cash Flow = EBITDA less Capital Expense. $'s in millions % of Revenue % of Revenue

2007 Guidance Management is maintaining its guidance issued on March 7, 2007 Revenue $400 - $410 million Operating Expense* $295 - $300 million Capital Expense $18 - $20 million *Total Operating Expense excluding Depreciation, Amortization & Accretion.

Wrap Up USA Mobility will continue to offer cost effective, mission critical wireless communications services to our valuable customer base We will continue to operate efficiently and focus on profitability and Free Cash Flow We will return our earnings to stockholders How much, how long? - Its all about managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . managing between the lines . . . (1st half) (1st half) *$'s Returned in millions.

Managing Between the Lines Actual Future Note: Assumes Arch and Metrocall combined as of January 1, 2004. *Total Operating Expenses excludes Depreciation, Amortization & Accretion. ?

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